UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

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THE HANOVER INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

 Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On December 6, 2012, the Compensation Committee of The Hanover Insurance Group, Inc. (the “Company”) consented to the payment of a £20,000* stipend from Chaucer Syndicates Limited (“Chaucer”), a wholly-owned indirect subsidiary of the Company, to each of David Greenfield, the Company’s Executive Vice President and Chief Financial Officer, and Andrew Robinson, the Company’s Executive Vice President, Corporate Development and President, Specialty Insurance.  This stipend represents compensation for Messrs. Greenfield and Robinson’s service on the board of directors of Chaucer during 2012.

* $32,000 using a conversion ratio of  1.6 USD/GBP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.
(Registrant)

Date: December 7, 2012	By:	/s/ J. Kendall Huber
J. Kendall Huber
Executive Vice President, General
Counsel and Asst. Secretary